Summary of Significant Accounting Policies - Summary Of Maturities Of Lease Liabilities Under Operating Leases (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Jan. 01, 2019 CNY (¥)
2020			¥ 54,091
2021	¥ 120,527	$ 18,472	19,963
2022	87,260	13,373	4,719
2023	17,596	2,697	0
2024	1,005	154
2025	200	31
Total lease payment	226,588	34,727	78,773
Less imputed interest	(23,880)	(3,662)	(2,925)
Total	¥ 202,708	$ 31,065	¥ 75,848	¥ 176,376